SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 29, 1998

                       Commission file number 033-03328-D

                          COFITRAS ENTERTAINMENT, INC.
                  --------------------------------------------

      Nevada                                             87-041035
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)


                       476 East South Temple #205

                            SALT LAKE CITY, UT            84111
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               Registrant's telephone number, including area code:
                                 (801) 944-4452
                         Send copy of any responses to:
           Attorney for Registrant - Julian D. Jensen: (801) 531-6600
                                   Law Offices
                     Jensen, Duffin, Carman, Dibb & Jackson
                        311 South State Street, Ste. 380
                            Salt Lake City, UT 84111

         Item 4. Changes in Registrant's Certifying Accountants

     On March 22, 1999, the Registrant selected Hansen, Barnett & Maxwell, CPA's, of Salt Lake City, Utah, to serve as its new independent accountants and auditors and, accordingly, consensually dismissed Jones Jensen & Co., CPA's of Salt Lake City, Utah, with a vote of thanks for their services as the prior auditors. The decision to engage Hansen, Barnett & Maxwell and dismiss Jones Jensen & Co. was approved by the Board of Directors of the Registrant. Prior to retaining Hansen, Barnett & Maxwell, the Registrant did not consult with Hansen, Barnett & Maxwell prior to March 22, 1999 regarding any reportable matter.

     The reports of Jones Jensen & Co. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. The reports state, however, that the financial statements were prepared on the basis of the Company continuing as a "going concern," but that there was substantial doubt about the Company's ability to continue as a going concern. During the two most recent fiscal years and through March 22, 1999, there have been no disagreements with Jones Jensen & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Jones Jensen & Co., would have caused them to make reference thereto in their report on the financials statements for such years.

     The Company has recently noted to its auditors that Articles of Amendment for the Company as necessary to complete an earlier proposal to change the authorized capital of the Company from 75,000,000 shares to 300,000,000 shares was not recorded of record and was incorrectly reported by the Company to the auditors. Future financial statements should reflect the capitalization at 75,000,000 authorized common shares.


     The Registrant has requested that Jones Jensen & Co. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 29, 1999, if filed as Exhibit "A" to this form 8-K.

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

     Item 7. Financial Statements and Exhibits

          ATTACHED EXHIBITS:

                  (A)      Letter from Jones Jensen & Co.




         /s/                                                      03/30/99
   ---------------------------                                   ------------
By: Damon Madsen, President                                         Date


                                        2

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                                                                       EXHIBIT A


[LETTERHEAD]

March 29, 1999

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re: Cofitras Entertainment, Inc.

Ladies and Gentlemen:

We have read the Company's statements included under Item 4 of its Form 8-K dated March 29, 1999, and we agree with such statements.

Very truly yours.

/s/ Jones, Jensen & Company

Jones, Jensen & Company